Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies [Abstract]
Commitments and contingencies
Note 23 – Commitments and contingencies

The Company has the following commitments:

	As at December 31, 2019		As at December 31, 2018
(In $ millions)	Delivery instalment	Back-end fee	Delivery instalment	Back-end fee
Delivery instalments for jack-up drilling rigs	793.8	18.0	963.9	25.8

In addition, under the PPL Financing, PPL is entitled to certain fees payable in connection with the increase in the market value of the relevant PPL Rig from October 31, 2017 until the repayment date, less the relevant rig owner’s equity cost of ownership of each rig and any interest paid on the delivery financing. (see note 21).

The following table sets for maturity of our commitments as of December 31, 2019

(In $ millions)	Less than 1 year	1–3 years	3–5 years	More than 5 years	Total
Delivery instalments for jack-up rigs	793.8	-	-	-	793.8

On February 17, 2020, we agreed with Keppel FELS to amend certain of our agreements for the Vale, Var and Tivar rigs and change delivery dates. In the first quarter of 2020, $294.8 million of commitments related to delivery instalments for jack-up rigs currently classified as due in less than 1 year will fall due in 1-3 years. (see note 32).

Operating leases

Future minimum lease payments for operating leases for years ending December 31 are as follows:

(In $ millions)	2020	2021	2022	2023	2024	Thereafter	Total
Minimum lease payments	5.1	4.2	1.4	0.4	0.4	1.4	12.9

Our leases consist of office leases, warehouses, vehicles and office equipment. The majority of our lease commitments relate to office leases. At the end of the various initial lease terms the Company can renew its leases, usually for a period of one year. As of December 31, 2019, all our leases were classified as operating leases.

Other commercial commitments

We have other commercial commitments which contractually obligate us to settle with cash under certain circumstances. Surety bonds and parent company guarantees entered into between certain customers and governmental bodies guarantee our performance regarding certain drilling contracts, customs import duties and other obligations in various jurisdictions.

The principal amount of the outstanding surety bonds was $64.6 million and $13.2 million as of December 31, 2019 and 2018, respectively. In addition, we had outstanding bank guarantees and performance bonds amounting to $5.5 million (2018: $9.8 million).

As of December 31, 2019, these obligations stated in $ equivalent and their expiry dates are as follows:

(In $ millions)	2020	2021	Total
Surety bonds and other guarantees	70.1	-	70.1
Performance guarantee to OPEX (see note 3)	-	5.9	5.9
Total	70.1	5.9	76.0

Rigs pledged as collateral

As of December 31, 2019, “Saga”, “Skald” and “Thor” were pledged as collateral for the $195 million Hayfin loan facility. Total book value of the encumbered rigs was $381.8 million as of December 31, 2019

As of December 31, 2019, “Frigg”, “Idun”, “Norve”, “Prospector 1”, “Prospector 5” and “Mist” were pledged as collateral for the $450 million Syndicated Senior Secured Credit Facilities. Total book value of the encumbered rigs was $568.8 million as of December 31, 2019.

As of December 31, 2019, “Odin” and “Ran” were pledged as collateral for the $100 million New Bridge Revolving Credit Facility. Total book value of the encumbered rigs was $158.3 million as of December 31, 2019.

As of December 31, 2019, Galar, Gerd, Gersemi, Grid, Gunnlod, Groa, Gyme, Natt and Njord were pledged as collateral for the PPL financing. Total book value for the encumbered rigs was $1,326.7 million as of December 31, 2019.

As of December 31, 2019, Hermod was pledged as collateral for the PPL financing. Total book value for the encumbered rig was $150.9 million as of December 31, 2019.